--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): February 28, 2006


                          MORGAN STANLEY CAPITAL I INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-125593                  13-3291626
----------------------------  ------------------------      -------------------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                      Identification No.)


     1585 Broadway, 2nd Floor, New York, New York                  10036
     --------------------------------------------               ----------
       (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 761-4700
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------  -------------

      On February 28, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, LaSalle Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association, as custodians, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee of Morgan Stanley Mortgage Loan Trust 2006-3AR (the "MSM 2006-3AR Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-3AR (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-X, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class 1-M-X, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-M-7, Class 1-M-8, Class 1-M-9, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-125593). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of February 24, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.3a. The remaining classes of the Certificates, designated as Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class B-1, Class B-2, Class B-3, Class P-1, Class P-2 and Class C Certificates (collectively, the "Privately Offered Certificates"), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of February 28, 2006 (the "Certificate Purchase Agreement").

      The mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of February 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

      On February 28, 2006, a tax opinion was issued by Sidley Austin LLP (the "Tax Opinion") regarding certain tax matters. The Tax Opinion is annexed hereto as Exhibit 99.3b.

      On February 28, 2006 Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator, entered into an interest rate hedge transaction, with confirmation thereto (the "Corridor Contracts"). The Corridor Contracts are annexed hereto as Exhibit 99.4.

      Certain of the mortgage loans are held by JPMorgan Chase Bank, National Association, as custodian pursuant to a custodial agreement dated as of February 28, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.5.

      Certain of the mortgage loans are held by Wells Fargo Bank, National Association, as custodian pursuant to a custodial agreement dated as of February 28, 2006 (the "Wells Fargo Custodial Agreement"). The Wells Fargo Custodial Agreement is annexed hereto as Exhibit 99.6.

      Certain of the mortgage loans were acquired by MSMCI from First National Bank of Nevada ("FNBN") as seller pursuant to a mortgage loan purchase agreement dated as of October 1, 2005 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as Exhibit 99.7a, and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.7b.

      Mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, Countrywide, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.8a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.8b. On March 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (annexed hereto as Exhibit 99.16b) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8c. On July 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Central Mortgage Company ("Central"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of April 17, 2006, between the Sponsor and Central (annexed hereto as Exhibit 99.8d) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8e. On August 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (annexed hereto as Exhibit 99.16b) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as
Exhibit 99.8f. On August 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Central Mortgage Company ("Central"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of April 17, 2006, between the Sponsor and Central (annexed hereto as Exhibit 99.8d) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of August 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.8g.

      Certain of the mortgage loans were acquired by MSMCI from HSBC Mortgage Corporation (USA) ("HSBC") as seller pursuant to a mortgage loan sale and servicing agreement dated as of August 1, 2005 (the "HSBC Purchase Agreement"), as amended by the Assignment,

Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, HSBC and the Trustee (the "HSBC Assignment Agreement"). The HSBC Assignment Agreement is annexed hereto as Exhibit 99.9a, and the HSBC Purchase Agreement is annexed hereto as Exhibit 99.9b.

      Certain of the mortgage loans were acquired by MSMCI from Morgan Stanley Credit Corporation ("MSCC") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "MSCC Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, MSCC and the Trustee (the "MSCC Assignment Agreement"). The MSCC Assignment Agreement is annexed hereto as
Exhibit 99.10a, and the MSCC Purchase Agreement is annexed hereto as Exhibit 99.10b.

      Certain of the mortgage loans were acquired by MSMCI from MortgageIT, Inc., ("MortgageIT") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as
Exhibit 99.11a, and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.11b.

      Certain of the mortgage loans were acquired by MSMCI from New Century Mortgage Corp., ("New Century") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "New Century Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, New Century and the Trustee (the "New Century Assignment Agreement"). The New Century Assignment Agreement is annexed hereto as Exhibit 99.12a, and the New Century Purchase Agreement is annexed hereto as Exhibit 99.12b.

      Certain of the mortgage loans were acquired by MSMCI from Ohio Savings Bank ("Ohio Savings") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "Ohio Savings Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, Ohio Savings and the Trustee (the "Ohio Savings Assignment Agreement"). The Ohio Savings Assignment Agreement is annexed hereto as Exhibit 99.13a, and the Ohio Savings Purchase Agreement is annexed hereto as Exhibit 99.13b.

      Certain of the mortgage loans were acquired by MSMCI from Wachovia Mortgage Corporation ("Wachovia") as seller pursuant to a mortgage loan purchase agreement dated as of February 28, 2005 (the "Wachovia February Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, Wachovia and the Trustee (the "Wachovia Servicing-Released Assignment Agreement"). Certain of the mortgage loans were acquired from Wachovia pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2004 (the "Wachovia September Purchase Agreement"), as supplemented by the Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of November 22, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, Wachovia and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement") The Wachovia Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.14a, and the Wachovia February Purchase Agreement is annexed hereto as Exhibit 99.14b. The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.15a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.15b, and the Wachovia September Purchase Agreement is annexed hereto as Exhibit 99.15c.

      Certain of the mortgage loans were acquired by MSMCI from Wells Fargo Bank, National Association ("Wells Fargo") as seller pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Wells Fargo Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2006 among the Registrant, MSMCI, Wells Fargo and the Trustee (the "Wells Fargo Assignment Agreement"). The Wells Fargo Assignment Agreement is annexed hereto as Exhibit 99.16a, and the Wells Fargo Purchase Agreement is annexed hereto as Exhibit 99.16b.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

      Not applicable.

(b) Pro forma financial information:
    --------------------------------

      Not applicable.

(c) Exhibits:                                                              Page:
--------------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I, Inc., as depositor, LaSalle Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association as custodians, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee.

Exhibit 99.2 MSMCI Mortgage Loan and Purchase Agreement, dated as of February 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3a Underwriting Agreement, dated as of February 28, 2006, among Morgan Stanley & Co. Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3b     Tax Opinion, dated February 28, 2006, issued by Sidley Austin
                  LLP.

Exhibit 99.4 Corridor Contracts, dated as of February 28, 2006, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 JPM Chase Custodial Agreement, dated as of February 28, among Morgan Stanley Mortgage Capital Inc., HSBC Mortgage Corporation (USA), Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as a servicer and a seller, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as custodian.

Exhibit 99.6 Wells Fargo Custodial Agreement, dated as of February 28, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.

Exhibit 99.7a FNBN Assignment Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.7b FNBN Purchase Agreement, dated as of October 1, 2005, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.8a GMACM Assignment Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.8c Omnibus Assignment Agreement, dated as of March 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.

Exhibit 99.8d Central Purchase Agreement, dated as of April 17, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Central Mortgage Company.

Exhibit 99.8e Omnibus Assignment Agreement, dated as of July 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank,

                  National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.

Exhibit 99.8f Omnibus Assignment Agreement, dated as of August 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.

Exhibit 99.8g Omnibus Assignment Agreement, dated as of August 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.

Exhibit 99.9a HSBC Assignment Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., HSBC Mortgage Corporation (USA), LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.9b HSBC Purchase Agreement, dated as of August 1, 2005, between Morgan Stanley Mortgage Capital Inc. and HSBC Mortgage Corporation (USA).

Exhibit 99.10a MSCC Assignment Agreement, dated as of February 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.10b MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.11a MortgageIT Assignment Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc., LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.11b MortgageIT Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.12a New Century Assignment Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., New Century Mortgage Corp., LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.12b New Century Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and New Century Mortgage Corp.

Exhibit  99.13a   Ohio Savings Assignment Agreement, dated as of February 1,
                  2006,
                  among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Ohio Savings Bank, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.13b Ohio Savings Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Ohio Savings Bank.

Exhibit 99.14a Wachovia Servicing-Released Assignment Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Funding, as seller and LaSalle Bank National Association.

Exhibit 99.14b Wachovia February Purchase Agreement, dated as of February 28, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Funding.

Exhibit 99.15a Wachovia Servicing-Retained Assignment Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.15b Wachovia Regulation AB Addendum, dated November 22, 2005, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.15c Wachovia Purchase Agreement, dated as of September 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.16a Wells Fargo Assignment Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.16b Wells Fargo Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association, as seller.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 24, 2007


                                        MORGAN STANLEY CAPITAL I INC.


                                         By:  /s/ Valerie Kay
                                            -----------------
                                            Name:  Valerie Kay
                                            Title: Vice President

                                  Exhibit Index
                                  -------------

Exhibit Index
-------------

Item 601(a) of                   Description                     Paper (P) or
--------------                   -----------                     ------------
Regulation S-K                                                   Electronic (E)
--------------                                                   --------------
      99.1       Pooling and Servicing Agreement, dated as               E
                 of February 1, 2006, among  Morgan Stanley
                 Capital I, Inc., as depositor, LaSalle Bank
                 National Association and JPMorgan Chase
                 Bank, National Association, as custodians,
                 Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                 Association, as trustee.

      99.2       MSMCI Mortgage Loan and Purchase Agreement,             E
                 dated as of February 1, 2006, among Morgan
                 Stanley Mortgage Capital Inc. and Morgan
                 Stanley Capital I, Inc.

      99.3a      Underwriting Agreement, dated as of                     E
                 February 28, 2006, among Morgan Stanley &
                 Co. Inc. and Morgan Stanley Capital I, Inc.

      99.3b Tax Opinion, dated February 28, 2006, issued by Sidley Austin LLP.


      99.4       Corridor Contracts, dated as of February                E
                 28, 2006 between Morgan Stanley Capital
                 Services Inc. and Wells Fargo Bank,
                 National Association, solely in its capacity as securities administrator.

      99.5       JPM Chase Custodial  Agreement, dated as of             E
                 February 28, among Morgan Stanley Mortgage
                 Capital Inc., HSBC Mortgage Corporation
                 (USA), Wachovia Mortgage Corporation, Wells
                 Fargo Bank, National Association, as a
                 servicer and a seller, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle
                 Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as custodian.

      99.6       Wells Fargo Custodial Agreement, dated as               E
                 of February 28, 2006, among Morgan Stanley
                 Capital Inc., Morgan Stanley Credit
                 Corporation, Wells Fargo Bank, National
                 Association, as master servicer and as
                 securities administrator,  LaSalle Bank
                 National Association, as trustee, and Wells

                 Fargo Bank, National Association, as
                 custodian.

     99.7a       FNBN Assignment Agreement, dated as of                  E
                 February 1, 2006, among Morgan Stanley
                 Capital I Inc.,  Morgan Stanley Mortgage
                 Capital Inc., First National Bank of
                 Nevada, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National
                 Association, as master  servicer.

     99.7b       FNBN Purchase Agreement, dated as of                    E
                 October 1, 2005, among Morgan Stanley
                 Mortgage Capital Inc. and First National
                 Bank of Nevada.

     99.8a       GMACM Assignment Agreement, dated as of                 E
                 February 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., GMAC Mortgage Corporation,
                 LaSalle Bank National Association, as
                 trustee, and Wells Fargo Bank, National
                 Association, as master  servicer.

     99.8b       GMACM Servicing Agreement, dated as of                  E
                 January 1, 2006, between Morgan Stanley
                 Mortgage Capital Inc. and GMAC Mortgage
                 Corporation.

     99.8c       Omnibus Assignment Agreement, dated as of               E
                 March 1, 2006 among Morgan Stanley Capital
                 I Inc., Morgan Stanley Mortgage Capital
                 Inc., Central Mortgage Company, as
                 servicer, LaSalle Bank National
                 Association, as trustee and Wells Fargo
                 Bank, National Association as master
                 servicer.

     99.8d       Central Purchase Agreement, dated as of                 E
                 April 17, 2006 among Morgan Stanley Capital
                 I Inc., Morgan Stanley Mortgage Capital
                 Inc. and Central Mortgage Company.

     99.8e       Omnibus Assignment Agreement, dated as of               E
                 July 1, 2006 among Morgan Stanley Capital I
                 Inc., Morgan Stanley Mortgage Capital Inc.,
                 Wells Fargo Bank, National Association, as servicer, LaSalle Bank National
                 Association, as trustee and Wells Fargo
                 Bank, National Association as master
                 servicer.

     99.8f       Omnibus Assignment Agreement, dated as of               E
                 August 1, 2006 among Morgan Stanley Capital
                 I Inc., Morgan Stanley Mortgage Capital
                 Inc., Wells

                 Fargo Bank, National Association, as servicer,
                 LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.

     99.8g       Omnibus Assignment Agreement, dated as of               E
                 August 1, 2006 among Morgan Stanley Capital
                 I Inc., Morgan Stanley Mortgage Capital
                 Inc., Central Mortgage Company, as
                 servicer, LaSalle Bank National
                 Association, as trustee and Wells Fargo
                 Bank, National Association as master
                 servicer.

     99.9a       HSBC Assignment Agreement, dated as of                  E
                 February 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., HSBC Mortgage Corporation
                 (USA), LaSalle Bank National Association, as trustee and Wells Fargo Bank, National
                 Association, as master  servicer.

     99.9b       HSBC Purchase Agreement, dated as of August             E
                 1, 2005, between Morgan Stanley Mortgage
                 Capital Inc. and HSBC Mortgage Corporation
                 (USA).

     99.10a      MSCC Assignment Agreement, dated as of                  E
                 February 1, 2006, between Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., Morgan Stanley Credit
                 Corporation, LaSalle Bank National
                 Association, as trustee and Wells Fargo
                 Bank, National Association, as master
                 servicer.

     99.10b      MSCC Purchase Agreement, dated as of                    E
                 November 1, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and Morgan Stanley
                 Credit Corporation.

     99.11a      MortgageIT Assignment Agreement, dated as               E
                 of February 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., MortgageIT, Inc., LaSalle
                 Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

     99.11b      MortgageIT Purchase Agreement, dated as of              E
                 December 1, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and MortgageIT, Inc.

     99.12a      New Century Assignment Agreement, dated as              E
                 of February 1, 2006, among Morgan Stanley
                 Capital I

                 Inc., Morgan Stanley Mortgage Capital Inc.,
                 New Century Mortgage Corp., LaSalle Bank
                 National Association, as trustee and Wells
                 Fargo Bank, National Association, as master servicer.

     99.12b      New Century Purchase Agreement, dated as of             E
                 November 1, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and New Century
                 Mortgage Corp.

     99.13a      Ohio Savings Assignment Agreement, dated as             E
                 of February 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Capital
                 Inc., Ohio Savings Bank, LaSalle Bank
                 National Association, as trustee and Wells
                 Fargo Bank, National Association, as master servicer.

     99.13b      Ohio Savings Purchase Agreement, dated as               E
                 of December 1, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and Ohio Savings
                 Bank.

     99.14a      Wachovia Servicing-Released Assignment                  E
                 Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                 Stanley Capital Inc. and Wachovia Mortgage
                 Funding, as seller and LaSalle Bank National
                 Association.

     99.14b      Wachovia February Purchase Agreement, dated             E
                 as of February 28, 2005, between Morgan
                 Stanley Mortgage Capital Inc. and Wachovia
                 Mortgage Funding.

     99.15a      Wachovia Servicing-Retained Assignment                  E
                 Agreement, dated as of February 1, 2006, among Morgan Stanley Capital I Inc., Morgan
                 Stanley Mortgage Capital Inc., Wachovia
                 Mortgage Corporation, LaSalle Bank National
                 Association, as trustee and Wells Fargo
                 Bank, National Association, as master
                 servicer.

     99.15b      Wachovia Regulation AB Addendum, dated                  E
                 November 22, 2005, between Morgan Stanley
                 Mortgage Capital Inc. and Wachovia Mortgage
                 Corporation.

     99.15c      Wachovia September Purchase Agreement,                  E
                 dated as of September 1, 2004, between
                 Morgan Stanley Mortgage Capital Inc. and
                 Wachovia Mortgage Corporation.

     99.16a      Wells Fargo Assignment Agreement, dated as              E
                 of February 1, 2006, among Morgan Stanley
                 Capital I Inc., Morgan Stanley Mortgage
                 Capital Inc., Wells Fargo Bank, National
                 Association, as seller, LaSalle Bank
                 National Association, as trustee and Wells
                 Fargo Bank, National Association, as
                 master  servicer.

     99.16b      Wells Fargo Purchase Agreement, dated as of             E
                 December 1, 2005, among Morgan Stanley
                 Mortgage Capital Inc. and Wells Fargo Bank,
                 National Association, as seller.